Exhibit 10.3

                                                                 EXECUTION COPY

                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of April 25, 2005, made by GLOBAL SIGNAL ACQUISITIONS LLC, a Delaware limited liability company, GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, GLOBAL SIGNAL INC., a Delaware corporation and any Person that becomes a party hereto pursuant to
Section 5(e) (each a "Pledgor"; collectively the "Pledgors"), in favor of MORGAN STANLEY ASSET FUNDING INC. ("Morgan Stanley"), as collateral agent for the Agents and the Lenders under the Credit Agreement referred to below (the "Collateral Agent").

                                    RECITALS

         Pursuant to the Acquisition Credit Agreement, dated as of April 25, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Borrower, Morgan Stanley Asset Funding Inc., as administrative agent and collateral agent, and the lenders from time to time parties to the Credit Agreement (the "Lenders"), the Lenders have agreed to make loans to the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Acquisition Notes issued by the Borrower thereunder. It is a condition precedent to effectiveness of the Credit Agreement and the obligation of the Lenders to make loans to the Borrower under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent.

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make the loans to the Borrower under the Credit Agreement, each Pledgor hereby agrees with the Collateral Agent as follows:

         1. Defined Terms.

         (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The following terms shall have the following meanings:

         "Additional Issuer" has the meaning specified in Section 5(e).

         "Additional Pledged LLC Interest" means the Additional Pledged LLC Interests referred to in any supplement to this Pledge Agreement delivered pursuant to Section 5(e) and any additional LLC Interests pledged to the Collateral Agent pursuant to Section 5(a).

         "Additional Pledged Partnership Interest" means the Additional Pledged Partnership Interests referred to in any supplement to this Pledge Agreement delivered pursuant to Section 5(e) and any additional Partnership Interests pledged to the Collateral Agent pursuant to Section 5(a).

         "Additional Pledged Stock" means the Additional Pledged Stock referred to in any supplement to this Pledge Agreement delivered pursuant to Section 5(e) and any additional capital stock pledged to the Collateral Agent pursuant to Section 5(a).

         "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

         "Collateral Account" means any account established to hold money Proceeds, maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent only as provided in
Section 7.

         "Issuer" means each of the entities identified on Schedule I to this Pledge Agreement as an Issuer and each Additional Issuer.

         "Limited Liability Company" means any Issuer identified as a limited liability company on Part B of Schedule I hereto or in any supplement to this Pledge Agreement delivered pursuant to Section 5(e).

         "Limited Liability Company Agreement" means as to any Limited Liability Company, its certificate of formation and operating agreement or other Governing Documents, as each may be amended, supplemented or otherwise modified from time to time.

         "LLC Interest" means any Limited Liability Company membership interest or economic interest.

         "Parent Guarantee" means that certain Parent Guarantee dated as of the date hereof made by GSOP in favor of the Collateral Agent for the benefit of the Agents and the Lenders, as the same may be amended, supplemented and otherwise modified from time to time.

         "Partnership" means any Issuer identified as a partnership on Part C of Schedule I hereto or in any supplement to this Pledge Agreement delivered pursuant to Section 5(e).

         "Partnership Agreement" means as to any Partnership, its certificate of formation (if any) and partnership agreement or other Governing Documents, as each may be amended, supplemented or otherwise modified from time to time.

         "Partnership Interest" means any partnership interest or economic interest in a Partnership.

         "Pledge Agreement" means this Pledge Agreement dated as of the date hereof made by Global Signal Operating Partnership, L.P., Global Signal Inc. and any Person that becomes a party hereto pursuant to Section 5(e) in favor of the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time.

         "Pledged Collateral" means the Pledged Stock, the Pledged LLC Interests, the Pledged Partnership Interests, and all Proceeds.

         "Pledged LLC Interest" means any and all of any Pledgor's interests in a limited liability company, including units of any LLC Interest in each Limited Liability Company set forth on Part B of Schedule I hereto and any Additional Pledged LLC Interest listed on Part B of Schedule I to any supplement to this Pledge Agreement delivered pursuant to Section 5(e) and any Additional Pledged LLC Interests pledged to the Collateral Agent pursuant to
Section 5(a), including, without limitation, all its rights to participate in the operation or management of the Limited Liability Companies and all its rights to properties, assets, member interests and distributions (except as otherwise provided herein) under the Limited Liability Company Agreements in respect of such member interests.

         "Pledged Partnership Interest" means any and all of any Pledgor's interests in a partnership, including units of any Partnership Interest in each Partnership set forth on Part C of Schedule I hereto and any Additional Pledged Partnership Interest listed on Part C of Schedule I to any supplement to this Pledge Agreement delivered pursuant to Section 5(e) and any Additional Pledged Partnership Interests pledged to the Collateral Agent pursuant to Section 5(a), including, without limitation, all its rights to participate in the operation or management of the Partnerships and all its rights to properties, assets, member interests and distributions (except as otherwise provided herein) under the Partnership Agreements in respect of such partnership interests.

         "Pledged Stock" means any and all shares of capital stock owned by any Pledgor, including the pledged stock listed on Part A of Schedule I hereto and any Additional Pledged Stock listed on Part A of Schedule I to any supplement to this Pledge Agreement delivered pursuant to Section 5(e) and any Additional Pledged Stock pledged to the Collateral Agent pursuant to Section 5(a), together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by any of the Issuers to any of the Pledgors in respect of any and/or all of the foregoing.

         "Proceeds" means all "proceeds" (as such term is defined in Section 9-306(1) of the UCC) in respect of the Pledged Collateral, and, in any event, shall include, without limitation, all dividends, distributions and other income from the Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests, and all collections thereon with respect thereto.

         "Secured Obligations" is the collective reference to the Obligations.

         "Securities Act" means the Securities Act of 1933, as amended.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section, Schedule, Annex, and Exhibit references are to this Pledge Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Pledge; Grant of Security Interest. Each Pledgor hereby delivers, pledges, assigns, and transfers, as appropriate, to the Collateral Agent, for the benefit of the Agents and the Lenders, all the Pledged Collateral and hereby grants to the Collateral Agent for the benefit of the Agents and the Lenders a first security interest in the Pledged Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

         3. Transfer Powers. Concurrently with the delivery to the Collateral Agent of each certificate representing one or more shares of the Pledged Stock or any Pledged LLC Interest or Pledged Partnership Interest which is certificated, each Pledgor shall deliver an undated stock power or transfer power covering such certificate, duly executed in blank with, if the Collateral Agent so requests, signature guaranteed.

         4. Representations and Warranties. Each Pledgor represents and warrants that:

         (a) (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) it has the corporate, limited liability company or limited partnership (as applicable) power and authority, and the legal right, to own and operate its property and to conduct the business in which it is currently engaged, (iii) it is duly qualified as a foreign corporation, limited liability company or limited partnership (as applicable) and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, and (iv) it is in compliance with all applicable Requirements of Law, except with respect to each of the foregoing the failure of which is not, in the aggregate, reasonably expected to have a Material Adverse Effect;

         (b) it has the corporate, limited liability company or limited partnership (as applicable) power and authority, and the legal right, to make, deliver and perform this Pledge Agreement and has taken all necessary corporate, limited liability company or limited partnership (as applicable) action to authorize the execution, delivery and performance of this Pledge Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement. This Pledge Agreement has been duly executed and delivered on behalf of such Pledgor. This Pledge Agreement constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

         (c) the execution, delivery and performance of the Loan Documents to which such Pledgor is a party will not violate any Requirement of Law or Contractual Obligation of such Pledgor and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than Liens created by the Security Documents in favor of the Collateral Agent for the benefit of the Agents and the Lenders);

         (d) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Pledgor, threatened by or against it or against any of its properties or revenues (i) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (ii) which is reasonably expected to have a Material Adverse Effect;

         (e) the shares of Pledged Stock issued by the Issuers listed on Part A of Schedule I hereto constitute all of the issued and outstanding shares of all classes of the Capital Stock of the Issuers and are represented by the certificates listed thereon;

         (f) the Pledged LLC Interests listed on Part B of Schedule I hereto constitute all of the issued and outstanding LLC Interests of all classes of each Issuer thereof indicated on such schedule and are represented by the certificates listed thereon, if such Pledged LLC Interests are certificated;

         (g) the Pledged Partnership Interests listed on Part C of Schedule I hereto constitute all of the issued and outstanding Partnership Interests of all classes of each Issuer thereof indicated on such schedule and are represented by the certificates listed thereon, if such Pledged Partnership Interests are certificated;

         (h) all the shares of the Pledged Stock, the Pledged LLC Interests and the Pledged Partnership Interests have been duly and validly issued and are fully paid and nonassessable;

         (i) such Pledgor is the record and beneficial owner of, and has title to, the Pledged Stock, Pledged LLC Interests and the Pledged Partnership Interests free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement and the GSOP Credit Agreement;

         (j) upon delivery to the Collateral Agent of the certificates evidencing the Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests (and assuming the continuing possession by the Collateral Agent of such certificates in accordance with the applicable Requirements of Law), the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Pledged Collateral in favor of the Collateral Agent, enforceable as such against all creditors of the Pledgors and any Persons purporting to purchase any such Pledged Collateral from the Pledgors;

         (k) upon the filing of UCC-1 financing statements in the jurisdictions referenced on Schedule II, the Liens granted pursuant to this Pledge Agreement on the Pledged Stock, the Pledged LLC Interests and the Pledged Partnership Interests which are not certificated shall constitute valid perfected first priority Liens on the Pledged Stock, Pledged LLC Interests and the Pledged Partnership Interests which are not certificated in favor of the Collateral Agent, enforceable as such against all creditors of the Pledgors and any Persons purporting to purchase any such Pledged Collateral from the Pledgors;

         (l) none of the Pledged LLC Interests or Pledged Partnership Interests
(i) are dealt in or traded on securities exchanges or in securities markets,
(ii) are by their terms expressly subject to Article 8 of the Uniform Commercial Code of any jurisdiction, (iii) constitute a security issued by an investment company or (iv) are held in a securities account (in each case within the meaning of Section 8-103(c) of the Uniform Commercial Code of any jurisdiction);

         (m) all necessary consents of each member of each Limited Liability Company and the partner or partners of each Partnership to the grant of the security interests provided hereby and to the transfer of the Pledged LLC Interests and Pledged Partnership Interests to the Collateral Agent or its designee pursuant to the exercise of any remedies under Section 8 have been obtained and are in full force and effect;

         (n) all necessary approvals by the shareholders and/or board of directors of each Issuer that is a corporation in connection with the grant of the security interest provided hereby on the Capital Stock of such Issuer and to the transfer of the Pledged Stock to the Collateral Agent or its designee pursuant to the exercise of any remedies under Section 8 have been obtained and are in full force and effect; and

         (o) the location of the jurisdiction of organization of each Pledgor is specified on Part B of Schedule II.

         5. Covenants. Each Pledgor covenants and agrees with the Collateral Agent for the benefit of the Agents and the Lenders that, from and after the date of this Pledge Agreement until the Secured Obligations are paid in full and the Acquisition Loan Commitment has been terminated:

         (a) If any Pledgor shall, as a result of its ownership of the Pledged Collateral, become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock or other dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution for, as a conversion of, or in exchange for any shares of the Pledged Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the Collateral Agent's agent, hold the same in trust for the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, together with an undated power covering such certificate duly executed in blank and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Collateral upon the liquidation or dissolution of any of the Issuers shall be paid over by the recipient thereof to the Collateral Agent to be held by it hereunder on behalf of the Agents and the Lenders as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Collateral or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any of the Issuers or pursuant to the reorganization thereof, the property so distributed shall be delivered by the recipient thereof to the Collateral Agent to be held by it, subject to the terms hereof, as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Collateral shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent on behalf of the Agents and the Lenders segregated from other funds of such Pledgor, as additional collateral security for the Secured Obligations.

         (b) Without the prior written consent of the Collateral Agent, no Pledgor will (i) except in connection with any transaction described in Sections 7.6 and 7.17 of the Credit Agreement (which will be subject to Section 5(a)), vote to enable, or take any other action to permit, any of the Issuers to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any of the Issuers, (ii) except in connection with any transaction described in Section 7.4 of the Credit Agreement and except to the Borrower or any wholly owned Subsidiary of the Borrower as permitted in Section 7.5 of the Credit Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement and Liens described in Section 7.2(a) of the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of any Pledgor or the Collateral Agent to sell, assign or transfer any of the Pledged Collateral.

         (c) Each Pledgor shall maintain the security interest created by this Pledge Agreement and granted by it as a first priority, perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgors, each Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered by the recipient thereof to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Pledged Collateral pursuant to this Pledge Agreement.

         (d) Each Pledgor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than taxes that are imposed on or measured by the overall net income of the Collateral Agent) which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

         (e) Pursuant to Section 6.10 of the Credit Agreement, upon the formation or acquisition of any Subsidiary of the Borrower or any of its Subsidiaries (an "Additional Issuer"), the Borrower or such Subsidiary that is the owner thereof shall immediately cause the capital stock, LLC Interests or Partnership Interests, as the case may be, of such Additional Issuer to be pledged hereunder by delivering to the Collateral Agent (i) a supplement to this Pledge Agreement, substantially in the form of Exhibit A hereto, duly executed and completed, pursuant to which the Borrower or such Subsidiary shall become a party hereto as a Pledgor and adding such capital stock, LLC Interests or Partnership Interests, as the case may be, of such Additional Issuer, to
Schedule I hereto, (ii) all certificates evidencing such capital stock, LLC Interests or Partnership Interests, as the case may be, along with the transfer powers described in Section 3, and (iii) an acknowledgment and consent, substantially in the form appended as Annex I to Exhibit A hereto, duly executed by such Additional Issuer.

         (f) No Pledgor will (i) change the location of its jurisdiction of organization from the location specified in Section 4(o), (ii) change its name or identity or (iii) reorganize under the laws of another jurisdiction or as a different type of entity without providing the Collateral Agent with prior written notice of such change.

         6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 7 below, each Pledgor shall be permitted to receive all cash dividends and other distributions paid in the normal course of business of the Issuers to the extent permitted in the Credit Agreement, in respect of the Pledged Collateral and to exercise all voting, corporate (with respect to stock), member (with respect to LLC interests), and partnership (with respect to Partnership Interests) rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast or corporate, member or partnership right exercised or other action taken which would impair the Pledged Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Acquisition Notes, this Pledge Agreement or the other Loan Documents.

         7. Rights of the Collateral Agent.

         (a) All money Proceeds received by the Collateral Agent hereunder may, at the Collateral Agent's discretion, be held by the Collateral Agent in a Collateral Account. All Proceeds while held by the Collateral Agent in a Collateral Account (or by the Pledgors in trust for the Collateral Agent) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

         (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to a
Pledgor: (i) the Collateral Agent shall have the right to receive any and all cash dividends or other cash distributions paid in respect of the Pledged Collateral and make application thereof to the Secured Obligations in such order as it may determine, and (ii) at the request of the Collateral Agent, all shares of the Pledged Stock, all Pledged LLC Interests and all Pledged Partnership Interests shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise
(A) all voting, corporate or other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any of the Issuers or otherwise; (B) all members rights, powers and privileges with respect to the Pledged LLC Interests to the same extent as a member under the applicable Limited Liability Company Agreement; (C) all partnership rights, powers and privileges with respect to the Pledged Partnership Interests to the same extent as a partner under the applicable Partnership Agreement; and (D) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares or interests of the Pledged Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, company or partnership structure of any of the Issuers, or upon the exercise by a Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares or interests of the Pledged Collateral, and in connection therewith, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (c) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent or any Agent or Lender of any right or remedy against any of the Issuers or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Collateral Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Pledged Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Pledged Collateral or any part thereof.

         (d) Each Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent or any Lender upon this Pledge Agreement or acceptance of this Pledge Agreement or the Secured Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Pledge Agreement; and all dealings between the Borrower and the Pledgors and/or any other Loan Party, on the one hand, and the Collateral Agent, the Administrative Agent and/or any Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. Each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower, any Pledgor or any other Loan Party with respect to the Secured Obligations. Each Pledgor understands and agrees that this Pledge Agreement shall be construed as a continuing, absolute and unconditional security interest as collateral security for the payment and performance of the Secured Obligations without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Acquisition Notes or any other Loan Document, any of the Secured Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower, the Pledgors or any other Loan Party against the Collateral Agent, the Administrative Agent or any Lender or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower, the Pledgors or any other Loan Party) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or any other Loan Party for the Secured Obligations, or of any Pledgor under this Pledge Agreement, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Pledged Collateral of any Pledgor, the Collateral Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower, any other Loan Party or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent (or the Administrative Agent or any Lender) to pursue such other rights or remedies or to collect any payments from the Borrower, any other Loan Party or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Loan Party or any such other Person or any such collateral security, guarantee or right of offset, shall not release the Pledged Collateral of any Pledgor as security for the Secured Obligations, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent against the Pledged Collateral of any Pledgor. This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof, and shall inure to be benefit of the Collateral Agent and its successors, indorsees, transferees and assigns, until all of the Secured Obligations shall have been satisfied by payment in full and the Acquisition Loan Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower and the other Loan Parties may be free from any of the Secured Obligations.

         (e) This Pledge Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent or the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, any other Loan Party or any Pledgor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower, any Loan Party or any Pledgor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

         (f) Notwithstanding any modification, discharge or extension of the Secured Obligations or any amendment, modification, stay or cure of the Collateral Agent's, the Administrative Agent's or any Lender's rights which may occur in any bankruptcy or reorganization case or proceeding against the Borrower or any other Loan Party, whether permanent or temporary, and whether or not assented to by the Collateral Agent, the Administrative Agent or the Lenders, each Pledgor hereby agrees that the Pledged Collateral of such Pledgor shall secure the payment in full of the Secured Obligations in accordance with its terms (without regard to any such modification, discharge or extension of the Secured Obligations of the Borrower or any other Loan Party thereunder). Without in any way limiting the generality of the foregoing, any subsequent modification of the Secured Obligations in any reorganization case concerning the Borrower or any other Loan Party (other than such Pledgor) shall not affect the obligation of any Pledgor to pay and perform the Secured Obligations in accordance with the original terms thereof.

         8. Remedies.

         (a) If an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election, the Collateral Agent may apply all or any part of the Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Collateral Agent may elect.

         (b) If an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor, the Issuers or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Pledged Collateral or in any way relating to the Pledged Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(b) of the Code, need the Collateral Agent account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any of its rights hereunder. If any notice of a proposed sale or other disposition of Pledged Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         9. Registration Rights; Private Sales.

         (a) If the Collateral Agent shall determine to exercise its right (on behalf of the Agents and the Lenders) to sell any or all of the shares of Pledged Stock, the Pledged LLC Interests, or the Pledged Partnership Interests, as applicable, pursuant to Section 8, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, the Pledged LLC Interests, or the Pledged Partnership Interests, as applicable, or that portion thereof to be sold, registered under the provisions of the Securities Act, each Pledgor will cause any or all of the Issuers to (i) execute and deliver, and cause the officers of such Issuers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the shares of Pledged Stock, the Pledged LLC Interests, the Pledged Partnership Interests, as applicable, or that portion of them to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the shares of Pledged Stock, the Pledged LLC Interests, the Pledged Partnership Interests, as applicable, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to cause the Issuers to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, the Pledged LLC Interests, or the Pledged Partnership Interests, as applicable, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Collateral Agent than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock, the Pledged LLC Interests, or the Pledged Partnership Interests, as applicable, for the period of time necessary to permit the Issuers to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuers would agree to do so.

         (c) Each Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock the Pledged LLC Interests and the Pledged Partnership Interests, as applicable, pursuant to this Pledge Agreement valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against each Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         10. Irrevocable Authorization and Instruction to Issuers. Each Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from any Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying.

         11. Collateral Agent's Appointment as Attorney-in-Fact.

         (a) Each Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Pledgor and in the name of each Pledgor or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in
Section 11(a).

         12. Limitation on Duties Regarding Pledged Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, except that the Collateral Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Pledged Collateral or any part thereof.

         13. Filing of Financing Statements. Pursuant to Section 9-509 of the Code, each Pledgor hereby authorizes the Collateral Agent to file financing statements with respect to the Pledged Collateral in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Pledge Agreement. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         14. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Pledged Collateral are irrevocable and powers coupled with an interest.

         15. Global Signal Effectiveness. This Pledge Agreement shall not be effective as to Global Signal until the Global Signal Guarantee Date referenced in Section 6.13 of the Credit Agreement. Upon the Global Signal Guarantee Date, this Pledge Agreement shall be effective as to Global Signal as an original signatory hereto, with effect retroactive to the date hereof.

         16. GSOP Effectiveness. This Pledge Agreement shall be effective against Global Signal Operating Partnership. L.P. and the Collateral Agent as of the date hereof, without regard to the occurrence of the Global Signal Guarantee Date, or the failure of Global Signal to execute and deliver this Pledge Agreement prior to the Global Signal Guarantee Date.

         17. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three Business Days after being deposited in the mails, postage prepaid or (c) in the case of delivery by facsimile transmission, when sent and receipt has been electronically confirmed, addressed as provided in Part A of Schedule II hereto.

         18. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         19. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         20. No Waiver; Cumulative Remedies. The Collateral Agent shall not by any act (except by a written instrument pursuant to Section 21), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         21. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Collateral Agent; provided that any provision of this Pledge Agreement may be waived by the Collateral Agent in a written instrumented executed by the Collateral Agent. This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Collateral Agent and its successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.




                                          GLOBAL SIGNAL OPERATING PARTNERSHIP,
                                          L.P., as Pledgor


                                          by: GLOBAL SIGNAL GP LLC,
                                              its General Partner



                                          By:   /s/ Ronald G. Bizick
                                             ---------------------------------
                                              Name: Ronald G. Bizick
                                              Title: Executive Vice President

                                          GLOBAL SIGNAL INC., as Pledgor



                                          By:
                                             ----------------------------------
                                              Name: Ronald G. Bizick
                                              Title: Executive Vice President
                                                     of Corporate Development
                                                     and Operations

                                          GLOBAL SIGNAL ACQUISITIONS LLC,
                                          as Pledgor



                                          by: Global Signal Operating
                                              Partnership, L.P., its Sole Member


                                          by: Global Signal GP LLC,
                                              its General Partner



                                          By:   /s/ William T. Freeman
                                              --------------------------------
                                              Name: William T. Freeman
                                              Title: Vice President, CFO and
                                                     Secretary

                                          MORGAN STANLEY ASSET FUNDING INC.,
                                          as Collateral Agent



                                          By:  /s/ Barbara Isaacman
                                              ---------------------------------
                                              Name: Barbara Isaacman
                                              Title: VP

                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, the Issuers referred to in the foregoing Pledge Agreement, hereby acknowledge receipt of a copy thereof and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agree to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agree that the terms of Section 9(c) of the Pledge Agreement shall apply to them, mutatis mutandis, with respect to all actions that may be required of them under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                              [SIGNATURES FOLLOW]

                                          GLOBAL SIGNAL ACQUISITIONS LLC

                                          by: GLOBAL SIGNAL OPERATING
                                              PARTNERSHIP, L.P., its sole
                                              member

                                              by: GLOBAL SIGNAL GP LLC,
                                                  its General Partner



                                          By: /s/ Ronald G. Bizick
                                             ----------------------------------
                                          Name:  Ronald G. Bizick
                                          Title: Executive Vice President

                                          GLOBAL SIGNAL OPERATING PARTNERSHIP,
                                          L.P.

                                          by: GLOBAL SIGNAL OPERATING
                                              PARTNERSHIP, L.P., its sole member

                                              by: GLOBAL SIGNAL GP LLC,
                                                  its General Partner



                                          By: /s/ Ronald G. Bizick
                                              ---------------------------------
                                          Name: Ronald G. Bizick
                                          Title: Executive Vice President

                                                                  SCHEDULE I to
                                                               Pledge Agreement
                                                               ----------------

                                   A. DESCRIPTION OF PLEDGED STOCK


                                 Name of               Class of           Stock Certificate          Number of
    Name of Pledgor              Issuer                  Stock                 Number                 Shares
------------------------------------------------------------------------------------------------------------------
None.



                               B. DESCRIPTION OF PLEDGED LLC INTERESTS


                                 Name of               Class of              Certificate             Number of
    Name of Pledgor              Issuer              LLC Interest              Number                Interests
------------------------------------------------------------------------------------------------------------------
Global Signal Operating      Global Signal          100% of all                  N/A                    N/A
Partnership, L.P.            Acquisitions LLC       outstanding LLC
                                                    Interests



                              C. DESCRIPTION OF PLEDGED PARTNERSHIP INTERESTS


                                 Name of               Class of              Certificate             Number of
    Name of Pledgor              Issuer          Partnership Interest          Number                Interests
------------------------------------------------------------------------------------------------------------------
                          Global Signal          100% of all                     N/A                    N/A
Global Signal Inc.        Operating              outstanding limited
                          Partnership, L.P.      partnership interest


                                                                 SCHEDULE II to
                                                               Pledge Agreement

A.    ADDRESSES FOR NOTICES

      Global Signal Operating Partnership, L.P.
      301 North Cattlemen Road
      Sarasota, FL 34232
      Attn: William Freeman

      Global Signal Acquisitions LLC
      301 North Cattlemen Road
      Sarasota, FL 34232
      Attn: William Freeman

      Global Signal Inc.
      1251 Avenue of the Americas
      New York, NY 10020
      Attn: Jonathan Ashley

B.    JURISDICTIONS OF ORGANIZATION


                  Name of Pledgor                          Jurisdiction
-----------------------------------------------------------------------------

Global Signal Operating Partnership, L.P.                    Delaware

Global Signal Inc.                                           Delaware

Global Signal Acquisitions LLC                               Delaware

                                                                   EXHIBIT A to
                                                               Pledge Agreement

                          PLEDGE AGREEMENT SUPPLEMENT

                  PLEDGE AGREEMENT SUPPLEMENT, dated as of ___________ __, 20__ (this "Supplement"), made by [NAME OF SUBSIDIARY] (each an "Additional Pledgor"), in favor of MORGAN STANLEY ASSET FUNDING INC. as collateral agent for the Agents and the Lenders under the Credit Agreement (the "Collateral Agent").

                  1. Reference is hereby made to that certain Pledge Agreement, dated as of [__], 2005, made by the Pledgors in favor of the Collateral Agent (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"). Terms defined in the Pledge Agreement are used herein as therein defined.

                  2. Each Additional Pledgor which has not heretofore become a party to the Pledge Agreement hereby agrees to all of the provisions of the Pledge Agreement and, effective on the date hereof, becomes a party to the Pledge Agreement, as a Pledgor, with the same effect as if the undersigned were an original signatory to the Pledge Agreement.

                  3. Each Additional Pledgor hereby confirms and reaffirms the security interest in the Pledged Collateral granted to the Collateral Agent under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lenders to make Acquisition Loans under the Credit Agreement and the other Loan Documents, each Additional Pledgor hereby delivers to the Collateral Agent, all of the shares of stock, membership interests or partnership interests, as applicable, of [INSERT NAME OF NEW ISSUER], a ________ [corporation] [limited liability company] or [partnership] (the "Additional Issuer") listed in Schedule I hereto, together with all certificates, options, or rights of any nature whatsoever which may be issued or granted by the Additional Issuer in respect of such [shares of stock] [membership interests] or [partnership interests] while the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock", "Additional Pledged LLC Interests" or "Additional Pledged Partnership Interest", as applicable) and hereby grants to the Collateral Agent a first priority perfected security interest in the Additional Pledged Stock, the Additional Pledged LLC Interests and the Additional Pledged Partnership Interests, as applicable, and all Proceeds thereof. From and after the date of this Supplement, as used in the Pledge Agreement as supplemented by this Supplement and for all purposes of the Pledge Agreement as so supplemented, "Pledged Stock" shall be deemed to include the Additional Pledged Stock, "Pledged LLC Interests" shall be deemed to include the Additional Pledged LLC Interests, "Pledged Partnership Interests" shall be deemed to include the Additional Pledged Partnership Interests, "Issuers" shall be deemed to include the Additional Issuer, and the Additional Pledgor shall be deemed to be a Pledgor under the Pledge Agreement.

                  4. Each Additional Pledgor hereby represents and warrants that the representations and warranties contained in Section 4 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the "Pledged Stock" to include the Additional Pledged Stock, with references to "Pledged LLC Interests" to include the Additional Pledged LLC Interests, with references to "Pledged Partnership Interests" to include the Additional Pledged Partnership Interests, with references to the "Issuers" therein to include the Additional Issuer, and with references to the Pledge Agreement to mean the Pledge Agreement as supplemented hereby.

                  5. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, Schedule I to the Pledge Agreement shall be deemed to include each item listed on Schedule I to this Supplement. This Supplement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.



                                          [NAME OF ADDITIONAL PLEDGOR]



                                          By:__________________________________
                                               Name:
                                               Title:

                                                                 SCHEDULE I to
                                                                    Supplement


                           A. DESCRIPTION OF ADDITIONAL PLEDGED STOCK


           Name of                       Class of               Stock Certificate              Number of
            Issuer                         Stock                     Number                      Shares
-------------------------------------------------------------------------------------------------------------------





                       B. DESCRIPTION OF ADDITIONAL PLEDGED LLC INTERESTS


           Name of                       Class of                  Certificate                 Number of
            Issuer                     LLC Interest                   Number                   Interests
--------------------------------------------------------------------------------------------------------------------




                    C. DESCRIPTION OF ADDITIONAL PLEDGED PARTNERSHIP INTERESTS


           Name of                       Class of                    Certificate                Number of
            Issuer                 Partnership Interest                Number                   Interests
--------------------------------------------------------------------------------------------------------------------

                                                                       ANNEX I
                                                                 to Supplement


                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, the Additional Issuer referred to in the foregoing Supplement to Pledge Agreement, hereby acknowledges receipt of a copy thereof and of the Pledge Agreement referred to therein and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of
Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.


                                          [NAME OF ADDITIONAL ISSUER]



                                          By:_________________________________
                                             Name:
                                             Title: